                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                      UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                                     IN LIEU OF MEETING OF BOARD OF DIRECTORS
                                                 December 20, 2005

         The  undersigned,  being all the  Directors  of  Residential  Asset  Securities  Corporation,  a  Delaware
corporation (the  "Corporation"),  do hereby consent in writing that the following  resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

         RESOLVED,         that the  President,  the Chief  Financial  Officer,  the  Treasurer,  the Directors and
                           other  officers  specifically  authorized  by the Board of Directors in writing in their capacities  as such  be,  and they  hereby  are,  authorized  to sign on  behalf  of the
                           Corporation,  a  Registration  Statement  constituting a filing on Form S-3 with respect
                           to  the  registration  of  an  additional   $1,000,000  of  Mortgage   Asset-Backed  and
                           Manufactured  Housing Contract  Pass-Through  Certificates  (the  "Certificates")  (such registration  statement,  in the  form in which  it was  executed  and to be filed on or
                           about  January 20, 2006,   together with any amendment (the  "Pre-Effective  Amendment")
                           thereto  which  shall be  subsequently  executed  and  filed,  in order  to  effect  the registration of an additional  $30,000,000,000  of Mortgage  Pass-Through  Certificates,
                           including  any  and  all  exhibits   thereto,   is  hereby   called  the   "Registration
                           Statement");  and the President,  Chief  Executive  Officer,  Chief  Financial  Officer,
                           Treasurer,  Controller,  any Executive Vice President,  any Senior Vice  President,  any
                           Vice President and any other officer  specifically  authorized by the Board of Directors in writing (the  "Authorized  Officers") or the Secretary is hereby  authorized to cause the same to be filed with the  Securities  and Exchange  Commission in  accordance  with the  provisions  of the  Securities  Act of 1933,  as amended,  and the  Securities  and
                           Exchange Commission's rules and regulations thereunder;

         RESOLVED,         that the  Authorized  Officers  be, and they  hereby  are,  also  authorized  to sign on behalf of the  Corporation  and cause to be filed such amendments and supplements to the
                           Registration  Statement,  including,  without limitation,  the financial  statements and
                           schedules,   exhibits  and  forms  of  Prospectus   and  Prospectus   Supplements   (the
                           "Prospectus"  and "Prospectus  Supplements,"  respectively)  required as a part thereof, which such  Authorized  Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

         RESOLVED,         that the  President,  the Chief  Financial  Officer  or the  Controller  be, and each of them, with full authority to act without the others,  hereby is,  authorized to sign the
                           Registration  Statement and any  amendments to the  Registration  Statement on behalf of the Corporation as the principal  executive  officer,  the principal  financial  officer and the principal accounting officer of the Corporation;

         RESOLVED,         that the Authorized  Officers of the  Corporation  and its counsel be, and each of them, with full  authorization to act without the others,  hereby is,  authorized to appear on behalf of the  Corporation  before the Securities and Exchange  Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

         RESOLVED,         that  the  Authorized  Officers  and the  Directors  be,  and each of  them,  with  full authority to act without the others,  hereby is, authorized to execute,  in the name and on behalf of the Corporation,  a Power of Attorney,  constituting and appointing Lisa R.
                           Lundsten  the  attorney-in-fact  and agent of the  Corporation,  with full  power to act without the others,  to sign the  Registration  Statement  (including any  Pre-Effective
                           Amendment)  and any and all  amendments  thereto,  with power  appropriate  to affix the corporate  seal of the  Corporation  and to attest said seal,  to file the  Registration
                           Statement  (including  any  Pre-Effective  Amendment)  and each amendment so signed with all exhibits thereto with the Securities and Exchange Commission;

         RESOLVED,         that  the  President  and  Chief  Executive  Officer  of  the  Corporation,   is  hereby
                           designated  to act on behalf of the  Corporation  as the agent for service of process in connection with the Registration  Statement (including any Pre-Effective  Amendment) and authorized  to receive  notices and  communications  from the  Securities  and  Exchange
                           Commission in connection with the Registration Statement and any amendments thereto;

         RESOLVED,         that  the  Authorized  Officers,  the  Secretary  or  any  Assistant  Secretary  of  the
                           Corporation  be, and each of them with full authority to act without the others,  hereby is,  authorized  and directed in the name and on behalf of the  Corporation  to take any and all  action  that he or she may deem  necessary  or  advisable  in order to obtain a permit,  register or qualify the  Certificates  for  issuance  and sale or to request an exemption from  registration  of the  Certificates,  to register or obtain a license for the  Corporation as a dealer or broker under the  securities  laws of such of the states of the United States of America or other  jurisdictions,  including (but not limited to)
                           Canada,  as such officer may deem advisable,  and in connection with such  registration, permits, licenses,  qualifications and exemptions to execute, acknowledge,  verify, file
                           and  publish  all  such  applications,   reports,   issuer's   covenants,   resolutions,
                           irrevocable  consents  to service  of  process,  powers of  attorney  and other  papers, agreements,  documents and  instruments as may be deemed by such officer to be useful or advisable  to be filed,  and that the Board of Directors  hereby  adopts the form of any and all  resolutions  required by any such state  authority in connection  with any such applications,  reports, issuer's covenants,  irrevocable consents to service of process, powers of attorney and other papers,  agreements,  documents and  instruments  if (i) in the  opinion  of the  officer  of  the  Corporation  so  acting  the  adoption  of  such resolutions  is  necessary  or  advisable  and (ii)  the  Secretary  of the  Corporation evidences  such adoption by filing with this  Unanimous  Written  Consent copies of such resolutions,  which shall  thereupon  be deemed to be adopted by the Board of  Directors and  incorporated in this Unanimous  Written Consent as part of this resolution with the same force and effect as if  included  herein,  and that the  Authorized  Officers,  the
                           Secretary  or any  Assistant  Secretary  of the  Corporation  take  any and all  further
                           action  that  they  may  deem   necessary  or  advisable  in  order  to  maintain   such
                           registration  in effect for as long as they may deem to be in the best  interests of the
                           Corporation;

         RESOLVED,         that it is in the best interests of the Corporation  that the  Certificates be qualified or registered for sale in various states,  that the Authorized  Officers,  the Secretary or any  Assistant  Secretary  of the  Corporation  and its  counsel  are  authorized  to determine the states in which  appropriate  action shall be taken to qualify or register for  sale  all or  such  part  of the  Certificates  as said  Authorized  Officers,  the
                           Secretary  or  any  Assistant  Secretary  may  deem  advisable,   that  said  Authorized
                           Officers,  Secretary or any  Assistant  Secretary  are hereby  authorized  to perform on behalf  of the  Corporation  any  and  all  such  acts as they  may  deem  necessary  or advisable  in order  to  comply  with the  applicable  laws of any such  states,  and in
                           connection   therewith  to  execute  and  file  all  requisite   papers  and  documents,
                           including,  but  not  limited  to,  applications,  reports,  surety  bonds,  irrevocable consents and  appointments  of attorneys  for service of process,  and the  execution by such  Authorized  Officers,  Secretary or any  Assistant  Secretary of any such paper or document  or the  performance  by them  of any  act in  connection  with  the  foregoing matters shall  conclusively  establish their authority therefor from the Corporation and the approval  and  ratification  by the  Corporation  of the papers and  documents to be executed and the action so taken;

         RESOLVED,         that  (i)  the  establishment  of  the  trust  fund  for  any  series  (a  "Series")  of
                           Certificates  (the "Trust  Fund"),  (ii) the  issuance and sale of the  Certificates  of such Series,  with such designations,  original  principal  amounts,  pass-through rates and such other terms,  all  substantially  as set forth in the  Registration  Statement, the  Prospectus  and  Prospectus  Supplement  and any Private  Placement  Memorandum  (a
                           "Private Placement  Memorandum") relating to such Series and (iii) the conveyance to the
                           Trust Fund of mortgage loans having  approximate  aggregate  principal  amounts equal to the aggregate  principal  amounts of the  Certificates  that constitute such Series,  in return  for such  Certificates  or other  good and  valuable  consideration,  are hereby approved by the Corporation;

         RESOLVED,         that (i) the  proposed  form and terms of the Pooling and  Servicing  Agreement or Trust
                           Agreement,  Custodial  Agreement or any other similar or related agreement,  document or instrument  for any Series of  Certificates  (together,  the "Offering  Documents")  (as described in the Registration  Statement and the Prospectus,  Prospectus  Supplement and
                           any Private  Placement  Memorandum (if  applicable)  relating to such Series) are hereby approved  by the  Corporation  and (ii) the  Authorized  Officers  be,  and each of them hereby is,  authorized to execute and deliver the Offering  Documents,  generally in the form  constituting a part of the  Registration  Statement or previously  executed by the
                           Corporation,  with such changes as any of the Authorized  Officers may deem necessary or advisable;

         RESOLVED,         that  the  preparation  of  any  Prospectus,   Prospectus  Supplement  and  any  Private
                           Placement  Memorandum  relating  to the  Certificates  of a  Series  and the use of such
                           Prospectus   Supplement  and  Prospectus  and  any  Private   Placement   Memorandum  in
                           connection with the sale of the Certificates offered thereby is hereby approved;

         RESOLVED,         that the  proposed  form and terms of any  Assignment  and  Assumption  Agreement or any similar  agreement,  document or  instrument  relating to the sale of mortgage  loans by
                           Residential  Funding  Corporation  ("RFC") to the  Corporation,  and as described in the
                           Registration  Statement,  the  Prospectus  and  Prospectus  Supplement  and any  Private
                           Placement   Memorandum  (if  applicable)  for  any  Series  (each,  an  "Assignment  and
                           Assumption  Agreement"),  are  hereby  approved  by the  Corporation,  and  each  of the
                           Authorized  Officers is and shall be  authorized to execute and deliver on behalf of the
                           Corporation  any  such  Assignment  and  Assumption  Agreement,   generally  in  a  form
                           constituting  part  of  the  Registration   Statement  or  previously  executed  by  the
                           Corporation  between  RFC  and  the  Corporation,  with  such  changes  as  any  of  the
                           Authorized Officers may deem necessary or advisable;

         RESOLVED,         that the proposed  form and terms of any  Underwriting  Agreement  or similar  agreement among  one  or  more  underwriters,  RFC  and  the  Corporation,  as  described  in  the
                           Registration  Statement and any Prospectus and Prospectus  Supplement for any Series are
                           approved,  and each of the  Authorized  Officers is and shall be  authorized  to execute and deliver any such  Underwriting  Agreement,  generally in a form constituting part of the  Registration  Statement  or  previously  executed  by the  Corporation,  with  such changes as any of the Authorized Officers may deem necessary or advisable;

         RESOLVED,         that the  proposed  form and terms of any  Purchase  Agreement,  Placement  Agreement or similar  agreement  among  one or  more  purchasers  or  placement  agents,  RFC and the
                           Corporation,  as  described  in the Private  Placement  Memorandum  for any Series,  are
                           approved,  and each of the  Authorized  Officers is and shall be  authorized  to execute and deliver any such  Purchase  Agreement  or Placement  Agreement,  generally in a form previously  executed  by the  Corporation,  with such  changes as any of the  Authorized
                           Officers may deem necessary or advisable;

         RESOLVED,         that any  Insurance  Agreement,  Letter of Credit or similar  agreement  for any Series, among the Corporation,  the insurer and others,  generally in a form  constituting  part of the Registration  Statement or previously executed by the Corporation,  are approved, and each of the  Authorized  Officers is and shall be  authorized to execute and deliver any such  agreement,  with  such  changes  as any of the  Authorized  Officers  may deem necessary or advisable;

         RESOLVED,         that any  Indemnification  Agreement  or similar  agreement  for any  Series,  among the
                           Corporation,  the insurer  and  others,  generally  in a form  constituting  part of the
                           Registration  Statement or previously  executed by the  Corporation,  are approved,  and each of the  Authorized  Officers is and shall be  authorized to execute and deliver any such agreement,  with such changes as any of the Authorized  Officers may deem necessary or advisable;

         RESOLVED,         that each  Authorized  Officer is authorized to request the Trustee under the applicable
                           Articles  and  Sections  of  the  Offering  Documents  to  authenticate,  or  cause  the
                           Certificate  Registrar to  authenticate,  the  Certificates of any Series and to deliver the same in accordance with the orders of the Corporation;

         RESOLVED,         that,  upon such  request,  the  execution  of the  Certificates  for such Series by the
                           Trustee  under the Offering  Documents  and their  authentication  by the Trustee or the
                           Certificate  Registrar is authorized by the Corporation,  and each Authorized Officer is authorized  to, upon receipt of the purchase  price for the  Certificates  stated in any
                           Underwriting Agreement,  Purchase Agreement,  Placement Agreement (each an "Underwriting
                           Agreement,"  "Purchase  Agreement"  and  "Placement  Agreement,"  respectively)  or  any similar  agreement to be paid to the  Corporation,  deliver,  or cause to be  delivered, the related Certificates in accordance with the terms of such agreement;

         RESOLVED,         that any class or classes of  Certificates  of any Series  created and issued  under any
                           Offering  Documents  are  hereby  authorized  to be sold  pursuant  to any  Underwriting
                           Agreement,  Purchase  Agreement  or  Placement  Agreement,  or  any  similar  agreement, generally in a form  previously  executed by the  Corporation,  with such changes as any of the  Authorized  Officers  may deem  necessary  or  advisable,  either at the time of issuance  or  thereafter,  including  for  the  purpose  of  creating  a new  Series  of
                           Certificates;

         RESOLVED,         that  execution of any  agreement,  instrument or document by an  Authorized  Officer of the Corporation  pursuant to these resolutions shall constitute  conclusive  evidence of
                           the  approval  of,  and  of  that  Authorized  Officer's  authority  to  execute,   such
                           agreement, instrument or document;

         RESOLVED,         that  the  Authorized  Officers,  the  Secretary  or  any  Assistant  Secretary  of  the
                           Corporation  be, and each of them  hereby is,  authorized  to take any other  action and execute and deliver any other  agreements,  documents and instruments,  including powers of  attorney,  as  any  of the  Authorized  Officers,  the  Secretary  or any  Assistant
                           Secretary  deem  necessary  or  advisable  to carry out the  purpose  and  intent of the foregoing resolutions;

         RESOLVED,         that  the  Authorized   Officers,   the  Secretary,   any  Assistant  Secretary  of  the
                           Corporation or any  attorney-in-fact  of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate  seal of the  Corporation to any agreement, instrument  or  document  executed  pursuant  to  any of the  foregoing  resolutions  by impressing  or affixing  such seal thereon or by  imprinting  or  otherwise  reproducing thereon a facsimile thereof; and

         RESOLVED,         that any actions of the Board of Directors,  the Authorized  Officers,  the Secretary or
                           any  Assistant  Secretary  of the  Corporation  in  furtherance  of the  purposes of the foregoing  resolutions,  whether taken before or after the adoption or  effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.

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         IN WITNESS WHEREOF, the undersigned Directors have executed this
Unanimous Written Consent this 20th day of December, 2005.

/s/ David C. Walker                                          /s/ Bruce J. Paradis
David C. Walker                                              Bruce J. Paradis
/s/ Davee L. Olson
Davee L. Olson

                                        Certificate of Assistant Secretary

         I, Julianne M. Linder, Assistant Secretary of Residential Asset Securities Corporation (the
"Corporation"), organized under the laws of the State of Delaware, hereby certify that the resolutions approved and adopted by the Board of Directors of the Corporation pursuant to a Unanimous Written Consent of Directors in
Lieu of Meeting of Board of Directors dated December 20, 2005, have not been revoked, amended, supplemented, modified or superceded and are in full force and effect.
         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 30th day of
December, 2005.

                                                                       /s/ Julianne M. Linder
                                                                       Julianne M. Linder
                                                                       Assistant Secretary